UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2019

Trevi Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38886	45-0834299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Church Street, 14th Floor New Haven, Connecticut	06510
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 304-2499

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TRVI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2019, the compensation committee (the “Committee”) of the board of directors (the “Board”) of Trevi Therapeutics, Inc. (the “Company”) adopted an Executive Separation Benefits and Retention Plan (the “Separation Benefits Plan”). The Separation Benefits Plan applies to the Company’s Chief Executive Officer (“CEO”), Chief Financial Officer and the other officers of the Company (each a “Covered Executive”).

The Separation Benefits Plan provides for separation benefits in the event of (i) a termination of a Covered Executive’s employment by the Company other than for cause or by reason of such Covered Executive’s death or disability, or (ii) a resignation by such Covered Executive for good reason. Except as specifically provided in the Separation Benefits Plan, the separation benefits set forth in the Separation Benefits Plan supersede any separation benefits set forth in any award agreements and/or employment offer letters between any Covered Executive and the Company.

Under the terms of the Separation Benefits Plan, subject to the execution and effectiveness of a separation and release of claims agreement, if a Covered Executive’s employment is terminated by the Company other than for cause or by reason of such Covered Executive’s death or disability, or the Covered Executive resigns for good reason, in each case other than upon or within 12 months following a Change in Control (as defined) (the “CIC Period”), the Company will be obligated to:

•

continue to pay the Covered Executive’s most recent base salary for a period (the “Severance Period”) of (i) 12 months, in the case of the CEO, or (ii) six months, in the case of the other Covered Executives, provided that the severance to be paid to a Covered Executive shall be reduced by the amount of any other post-termination payments made by the Company to the Covered Executive, which are made to enforce the Covered Executive’s non-competition obligation or are otherwise required by law; and

•

provided that the Covered Executive is eligible for and elects to continue receiving medical insurance pursuant to COBRA, pay on such Covered Executive’s behalf the share of the monthly premiums for such coverage that it pays for active and similarly situated employees receiving the same type of coverage during the Severance Period; provided, however, that in the event the Covered Executive becomes eligible during the Severance Period for the same or substantially similar group health insurance coverage through another employer, the Company’s obligation to make monthly premium payments shall end.

Under the terms of the Separation Benefits Plan, subject to the execution and effectiveness of a severance and release of claims agreement, if, during the CIC Period, a Covered Executive’s employment is terminated by the Company other than for Cause or by reason of such Covered Executive’s death or disability, or the Covered Executive resigns for good reason, the Company will be obligated to:

•

pay a lump sum equal to the Covered Executive’s most recent monthly base salary, or, if greater, such Covered Executive’s highest base salary immediately prior to the Change in Control or during the CIC Period, for a period (the “CIC Severance Period) of (i) 18 months, in the case of the CEO, or (ii) 12 months, in the case of the other Covered Executives, provided that the severance to be paid to a Covered Executive shall be reduced by the amount of any other post-termination payments made by the Company to the Covered Executive, which are made to enforce the Covered Executive’s non-competition obligation or are otherwise required by law;

•

provided that the Covered Executive is eligible for and elects to continue receiving medical insurance pursuant to COBRA, pay on such Covered Executive’s behalf the share of the monthly premiums for such coverage that it pays for active and similarly situated employees receiving the same type of coverage during the CIC Severance Period; provided, however, that in the event the Covered Executive becomes eligible during the CIC Severance Period for the same or substantially similar group health insurance coverage through another employer, the Company’s obligation to make monthly premium payments shall end;

•

pay to the Covered Executive a lump sum equal to such Covered Executive’s target bonus award for the year in which the termination of employment occurs, without regard to whether the performance goals applicable to such target bonus had been established or satisfied at the date of termination, multiplied by (i) 1.5 in the case of the CEO, or (ii) 1.0 in the case of the other Covered Executives; and

•

accelerate the vesting of all equity awards held by such Covered Executive at the date of termination (other than equity awards that vest on the basis of performance and do not provide solely for time-based vesting), such that such equity awards shall become 100% vested.

The Separation Benefits Plan will be administered by the Board or the Committee. The Board or the Committee may amend, modify, or terminate the Separation Benefits Plan at any time in its sole discretion; provided that (a) any such amendment, modification or termination made prior to a Change in Control that adversely affects the rights of any Covered Executive must be unanimously approved by the Board, including the CEO, (b) no such amendment, modification or termination may affect the rights of a Covered Executive then receiving payments or benefits under the Separation Benefits Plan without the consent of such Covered Executive, and (c) no such amendment, modification or termination made after a Change in Control will be effective for one year from the date of the Change in Control.

The foregoing description of the Separation Benefits Plan does not purport to be complete and is qualified in its entirety by reference to the Separation Benefits Plan, a copy of which is attached hereto and filed herewith as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are included in this report:

Exhibit No.	Description

10.1	Trevi Therapeutics, Inc. Executive Separation Benefits and Retention Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVI THERAPEUTICS, INC.

Date: September 24, 2019	By:	/s/ Jennifer L. Good
Name: Jennifer L. Good
Title: President and Chief Executive Officer